As Filed with the United States Securities and Exchange Commission on February 12, 2007.
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FIRST AMENDMENT TO FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
September 1, 2006
Date of Report (Date of Earliest Event Reported)
MID-AMERICA BANCSHARES, INC.
(Exact name of Registrant as specified in its charter)

Tennessee	000-55212	16-1754596
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7651 Highway 70 South, Nashville, Tennessee	37221
(Address of Principal Executive Offices)	(Zip Code)
(615) 646-4556
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
Registrant previously reported its entry into one certain material definitive agreement in the form of that certain Agreement and Plan of Reorganization and Share Exchange (“Agreement”) dated January 19, 2006, by and among Registrant, Bank of the South, and PrimeTrust Bank in its Registration Statement on Form S-4, Commission File No. 333-134247, initially filed on May 18, 2006 and subsequently amended (“Registration Statement”). As reported by Registrant in the initial filing of this Current Report on September 1, 2006, Registrant consummated the share exchange (“Share Exchange”) described in the Agreement and the Registration Statement on September 1, 2006.
Section 2 — Financial Information
Item 2.01 Completion of Acquisition of Assets.
Registrant completed the Share Exchange as follows:
(a)	Registrant completed the Share Exchange on September 1, 2006;

(b)	Registrant acquired all (100%) of the shares of the common stocks of PrimeTrust Bank, Nashville, Tennessee, and Bank of the South, Mt. Juliet, Tennessee (“Bank Shares”). Registrant issued 13,572,310 shares of its common stock in connection with the share exchange and paid $11,000 in lieu of fractional shares;

(c)	Registrant acquired the Bank Shares from the holders of the shares of the two banks pursuant to a share exchange in accordance with the terms of the Agreement, including directors and officers of the Registrant and its affiliates and from associates of such directors and officers;

(d)	Registrant acquired the Bank Shares for the consideration described in the Registration Statement, as provided in the Agreement, including the commitment to pay cash for fractional shares as provided in the Agreement;

(e)	Registrant was formed by directors and officers of the two banks for the express purpose of acquiring the Bank Shares. No indebtedness was incurred in the transaction other than as reported in the Registration Statement; and

(f)	Registrant is a business combination related shell company as defined in Rule 12-b under the Securities Exchange Act of 1934, as amended (17 CFR 240.12b-2) and, accordingly, is not required to provide the information called for by this part.

As required by Rule 12g-3 (17 CFR Rule 240.12g-3), Registrant previously indicate that it was the successor issuer of Bank of the South and PrimeTrust Bank pursuant to Rule 12g-3(c) (17 CFR Rule 240.12g-3(c)). Pursuant to Rule 12g-3(d) (17 CFR Rule 240.12g-3(d)), Registrant’s common stock issued to the shareholders of the two banks was deemed to be registered under Section 12(g) of the Securities Exchange Act of 1934 (“Act”), as amended. Previously, the common stock of the two banks had been registered under Section 12(g) of the Act and the banks filed reports and proxy materials with the Federal Deposit Insurance Corporation pursuant to the Act. It is intended that each bank will promptly deregister its common stock under Rule 12g-4(a)(1)(i) (17 CFR Rule 240.12g-4(a)(1)(i)) (or other governing provision) of the Act. The Registrant has been assigned Commission File No. 000-52212.
Section 5 — Corporate Governance and Management
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     (a) Registrant has amended its bylaws by making specific reference to the Federal Deposit Insurance Act in Article VI on indemnification. A copy of the Amended and Restated Bylaws was included in this Current Report, as filed on September 1, 2006, as Exhibit 3(ii) and 4.2.
(1)	The Registrant’s bylaws were amended on August 29, 2006;

(2)	The amendment expressly provided that the indemnification provisions of the bylaws were subject, inter alia, to limitations specified by the Federal Deposit Insurance Act.
Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure.
Registrant issued a press release announcing completion of the Share Exchange. A copy of the press release was included in this Current Report as Exhibit 99.1 when filed on September 1, 2006.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (a) Financial statements of businesses acquired. The financial statements of the businesses acquired were included in the Registration Statement and such information is hereby incorporated herein by the Registrant by reference.

     (b) Pro forma financial information. The pro forma financial information required by this part was included in the Registration Statement and also in the Registrant’s Report on Form 10-Q for the third quarter of 2006, filed with the Commission on November 9, 2006. The pro forma information contained in Part I of that filing is hereby incorporated herein by the Registrant by reference.
     (d) Exhibits. The Exhibits to this Current Report as filed on September 1, 2006, were filed or furnished in the earlier filing. Exhibits 3(ii) / 4.2 was filed pursuant to Item 601 of Regulation S-K or S-B and Instructions B.2 to Form 8-K. Exhibit 99.1 was furnished pursuant to Item 7.01 and is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of Registrant’s previous or future filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended:

Exhibit Number	Description of Exhibit
3(ii)	Amended and Restated Bylaws of Registrant.(Previously filed)

4.2	Amended and Restated Bylaws of Registrant (Incorporated by reference to Exhibit 3(ii).)

99.1	Press Release dated September 1, 2006.(Previously filed)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-AMERICA BANCSHARES, INC.
February 12, 2007	By:	/s/ Gary L. Scott
Gary L. Scott, Chairman and
Chief Executive Officer